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                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to the Registration Statement No. 333-14587 of United Community Bancshares, Inc. on Form S-1 of our report dated January 31, 1996, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


                                        /s/ Larson, Allen, Weishair & Co., LLP

                                        LARSON, ALLEN, WEISHAIR & CO., LLP


Minneapolis, Minnesota
December 6, 1996